UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

AFFYMAX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33213	77-0579396
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

19200 Stevens Creek Blvd. Suite 240
Cupertino, CA 95014
(Address of principal executive offices and zip code)

(650) 812 -8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2014, Affymax, Inc. (“Affymax” or the “Company”) issued a press release announcing that its Board of Directors (the “Board”) determined that it is in the best interests of Affymax’s stockholders to liquidate Affymax’s assets and to dissolve Affymax. The Affymax, Inc. Plan of Liquidation (the “Plan”) was unanimously approved by the Board, but is subject to stockholder approval.  Affymax intends to hold a special meeting of stockholders to seek approval of the Plan. Affymax will file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in advance of that meeting. In connection with the proposed dissolution, Affymax intends to distribute to its stockholders all available cash, if any, other than as may be required to pay expenses and pay or make reasonable provision for known and potential claims and obligations of Affymax, as required by applicable law. If approved by Affymax’s stockholders, Affymax intends to file a certificate of dissolution, pay, satisfy, resolve or make reasonable provisions for claims and obligations as well as anticipated costs associated with the dissolution and liquidation as soon as reasonable, practicable and financially prudent.
This decision follows the recent joint announcement by the Company and Takeda Pharmaceutical Company Limited (“Takeda”) that Takeda has completed a detailed investigation with respect to OMONTYS of the postmarketing reports of serious hypersensitivity reactions including anaphylaxis, which may be life-threatening or fatal.  As announced, Takeda confirmed that no quality or manufacturing issues were present, but it was not able to identify a specific root cause for the reactions that were observed.  In light of these findings, OMONTYS would not be permitted to be returned to the market and Takeda is working with the U.S. Food and Drug Administration (the “FDA”) to withdraw its approval of OMONTYS.   Based on this outcome, the Board has determined it to be in the best interests of the stockholders to dissolve the Company.
The Plan contemplates an orderly wind down of the Company's remaining business and operations. If the Company's stockholders approve the Plan, the Company intends to file a certificate of dissolution with the Delaware Secretary of State, satisfy or resolve its remaining liabilities and obligations, including but not limited to contingent liabilities and claims, lease obligations, and costs associated with the liquidation and dissolution, and make distributions to its stockholders of cash available for distribution, subject to applicable legal requirements. In order to conserve its available resources and assets, the Company plans to seek relief from certain of its reporting obligations under the Securities Exchange Act of 1934, as amended and, upon the filing of the certificate of dissolution, the Company also intends to cease trading in its stock on the public markets, close its stock transfer books and discontinue recording transfers of shares of its stock.

Until such time, if any, as the stockholders of the Company approve its dissolution and liquidation in accordance with the Plan, and the Board decides, and instructs management, to proceed with a dissolution, the Company will continue to investigate and consider any feasible, alternative, value-creating transactions of which it becomes aware.  If prior to its dissolution the Company receives an offer for a transaction that, in the view of the Board, is favorable to dissolution of the Company, the dissolution could be abandoned in favor of such a transaction, even if the Plan has been previously approved by the Company’s stockholders.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This current report is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of Affymax.  In connection with the matters described in this current report, Affymax intends to file with the SEC proxy and other related materials.  AFFYMAX’S STOCKHOLDERS ARE URGED TO READ THE PROXY AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AFFYMAX AND ITS PLAN OF DISSOLUTION AND LIQUIDATION.  Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by Affymax with the SEC, at the SEC’s website at http://www.sec.gov.  In addition, a free copy of the proxy statement and the other relevant materials (when they become available), and other documents filed with the SEC by Affymax may also be obtained free of charge on the “Investors” section of Affymax’s website at www.affymax.com or by directing a written request to:  Affymax, Inc., Attn:  Corporate Secretary, 19200 Stevens Creek Blvd. Suite 240, Cupertino, CA 95014.

 Participants in the Solicitation

Affymax and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed dissolution and liquidation of Affymax.  Information regarding their direct or indirect interests, by security holdings or otherwise, in the solicitation will be included in the proxy materials filed by Affymax with the SEC.

Special Note Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead represent Affymax’s belief or plans regarding future events, many of which, by their nature, are inherently uncertain and outside of Affymax’s control.  These statements include, for example, the expectations regarding Affymax’s proposed dissolution and liquidation, and other examples noted below.  Affymax’s forward-looking statements are subject to various risks and uncertainties, including the risks and other factors identified herein and in other public disclosures made by Affymax from time to time, including in Affymax’s periodic and current reports and other filings made by Affymax with the SEC.  As a result, Affymax’s actual results may differ materially from those expressed or implied by these forward-looking statements.  Readers are cautioned that these forward-looking statements, including, without limitation, statements regarding the dissolution and liquidation of Affymax, the availability, amount or timing of liquidating distributions to stockholders, the adequacy of reserves established to satisfy Affymax’s obligations, the belief that a substantial amount of the contingency reserves will ultimately be distributed to the stockholders and the possibility that an alternative, value-creating transaction may be proposed, and other statements contained herein that are not historical facts, are only estimates or predictions.  You are cautioned not to place undue reliance on any forward-looking statements.  Affymax does not undertake to update any of its forward-looking statements.

The press release titled “Affymax Board Announces Decision to Dissolve the Company” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Affymax, Inc. Plan of Liquidation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1 99.2	Press Release, dated June 24, 2014, titled “Affymax Board Announces Decision to Dissolve the Company” Plan of Liquidation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMAX, INC.

Dated: June 24, 2014	By:	/s/ J. Weston Rose
J. Weston Rose President

Corporate Contact:
Mark Thompson
Chief Financial Officer
Affymax, Inc.
650-812-8700

AFFYMAX BOARD ANNOUNCES DECISION TO
DISSOLVE THE COMPANY

Cupertino, Calif., June 24, 2014 – Affymax, Inc. (AFFY), a biopharmaceutical company, today announced that its Board of Directors has approved the liquidation and dissolution of the company, subject to stockholder approval, and plans to distribute all available cash to its stockholders as soon as legally permitted and reasonably practicable after paying or making reasonable provision for all known and potential liabilities and other obligations of the Company. Based on the information the Company currently has available, which is subject to change, the Company estimates that the aggregate amount of the distribution to stockholders could be a few cents per share, based on 37,490,095 shares of common stock outstanding as of April 30, 2014 and the remaining cash of approximately $4 million as of May 2014.
Plan of Liquidation and Dissolution
The Company's Board of Directors has approved a plan of liquidation and dissolution of the Company, which is subject to stockholder approval. The Company intends to call a meeting of its stockholders to seek approval of the dissolution and will file proxy materials with the Securities and Exchange Commission as soon as practicable.
This decision follows the recent joint announcement by the Company and Takeda Pharmaceutical Company Limited (Takeda) that Takeda has completed a detailed investigation of the postmarketing reports of serious hypersensitivity reactions including anaphylaxis, which may be life-threatening or fatal.  As announced, Takeda confirmed that no quality or manufacturing issues were present, but it was not able to identify a specific root cause for the reactions that were observed.  In light of these findings, OMONTYS would not be permitted to be returned to the market and Takeda is working with the FDA to withdraw approval.   Based on this outcome, the Board has determined it to be in the best interests of the stockholders to dissolve the Company.
The plan of liquidation and dissolution contemplates an orderly wind down of the Company's remaining business and operations. If the Company's stockholders approve the dissolution, the Company intends to file a certificate of dissolution with the Delaware Secretary of State, satisfy or resolve its remaining liabilities and obligations, including but not limited to contingent liabilities and claims, lease obligations, and costs associated with the liquidation and dissolution, and make distributions to its stockholders of cash available for distribution, subject to applicable legal requirements. In order to conserve its available resources and assets, the Company plans to seek relief from certain of its reporting obligations under the Securities Exchange Act of 1934, as amended and, upon the filing of the certificate of dissolution, the Company also intends to cease trading in its stock on the public markets, close its stock transfer books and discontinue recording transfers of shares of its stock.
Subject to claims that may be presented to the Company as part of the dissolution process, the Company currently estimates that it will maintain an initial reserve for any contingent and unknown obligations and liabilities, in accordance with applicable law until the resolution of such matters. Any remaining cash is expected to be distributed to stockholders as soon as reasonably practicable and permitted by applicable law. The amount distributable to stockholders, however, may vary substantially from the amount estimated above based on a number of factors, including the resolution of outstanding known and contingent liabilities, the possible assertion of claims currently unknown to the Company, and costs incurred to wind down the Company's business. If additional amounts are ultimately determined to be necessary to satisfy any of these obligations, stockholders may receive no distributions or amounts substantially less than the Company’s current estimate.
If, prior to its dissolution, the Company receives an offer for a transaction that will, in the view of the Board, provide superior value to stockholders compared to the value of the estimated distributions under the plan of liquidation and dissolution, taking into account all factors that could affect valuation, including timing and certainty of payment and closing, and proposed terms and other factors, the plan of liquidation and dissolution could be abandoned in favor of such a transaction.
The plan of liquidation also provides for an alternative procedure in the event that the Company’s Board later determines that an assignment for the benefit of creditors under applicable state law would be preferable to dissolution. In seeking stockholder approval of the dissolution, the Company will also seek stockholder approval of the alternative procedure of an assignment for the benefit of creditors.
Important Additional Information will be filed with the SEC
This press release is for informational purposes only. It is not a solicitation of a proxy. In connection with the plan of dissolution, the Company intends to file with the SEC a proxy statement and other relevant materials. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the company with the SEC, at the SEC's web site at http://www.sec.gov. In addition, the Company will make available or mail a copy of the definitive proxy statement to stockholders of record on the record date when it becomes available. A free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Affymax, Inc., Attn: Secretary, 19200 Stevens Creek Blvd., Suite 240, Cupertino, CA 95014, or by accessing the "Investors—SEC Filings" section of the Company's website at www.Affymax.com. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the plan of dissolution.
About Affymax
Affymax, Inc. is a biopharmaceutical company based in Cupertino, California. For additional information, please visit www.affymax.com.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain stockholder approval of the proposed plan of liquidation and dissolution; the Company's ability to accurately estimate the amounts required to pay all operating expenses, as well as other known, non-contingent liabilities through the dissolution and wind-down process; the Company's ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, whether known or unknown, including the establishment of an adequate contingency reserve; the precise nature, amount and timing of any distributions to stockholders, if any; the possibility that any distributions to stockholders could be diminished or delayed by, among other things, sales of our assets, claim settlements with creditors, unexpected or greater than expected expenses; the possibility that distributions to stockholders may take several years to complete; the possibility that the company's Board of Directors could elect to abandon or delay implementation of the plan of liquidation and dissolution; the possibility that the Company's stockholders could be liable to company creditors in the event the Company fails to create an adequate contingency reserve to satisfy claims against the Company; and other statements contained in this press release regarding matters that are not historical facts. Additional risk factors are more fully discussed in The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, including under the caption "Risk Factors," and in The Company's other periodic reports filed with the SEC, all of which are available from the Company or from the SEC's website. Affymax undertakes no obligation to update any forward-looking statement in this press release.

Contact:

Affymax, Inc.
Lisa Maxson
+1 (650) 812-8700

# # #

AFFYMAX, INC.
PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”) is for the purpose of effecting the orderly liquidation and/or wind up of AFFYMAX, INC., a Delaware corporation (the “Company”), in accordance with the Delaware General Corporation Law (the “DGCL”) and Section 331 of the Internal Revenue Code of 1986 as follows:
The Board of Directors (the “Board”) has determined in its reasonable business judgment that it is advisable and in the best interests of the Company and its stockholders that the Company commence an orderly liquidation and/or wind up as soon as practicable thereafter, and has appointed Mark Thompson of The Brenner Group, Vice President of the Company, as manager to oversee the sale of the Company’s assets and the Company’s liquidation and wind up, or any successor person(s) as the Board may later designate (the “Manager”). The Manager shall be deemed an officer of the Company for the purposes of implementing this Plan.
1.Approval of this Plan by Stockholders. The Board has adopted this Plan in accordance with the Company’s current Certificate of Incorporation and Bylaws and other governing documents (collectively, the “Charter”). This Plan shall be submitted to the stockholders of the Company for approval and shall become effective in accordance with the resolutions approved by the Board as of the date (the “Adoption Date”) that the requisite number of shares held by such stockholders vote, including by proxy, or otherwise consent in writing (the “Requisite Consent”) in favor of the approval of the Plan.
2.    Potential Assignment for Benefit of Creditors. Notwithstanding anything to the contrary herein, from and after the Adoption Date, if deemed necessary or desirable by the Manager and, subject to and upon separate approval by the Board, the Company may make an assignment for benefit of its creditors under applicable state law, and thereby liquidate and wind up its affairs through such an assignment for benefit of creditors proceeding under applicable law (an “ABC”). Approval of the Plan will constitute the approval by the Company’s stockholders of its liquidation and wind up through an ABC if later approved by the Board and the terms of any agreement with the assignee of such ABC executed by the Manager (“ABC Agreement”). If the Company liquidates and winds up its affairs through an ABC, all provisions of this Plan shall remain in full force and effect, except that in the event that any of the provisions of this Plan are inconsistent either with the applicable law governing the ABC (“Applicable ABC Law”) or the ABC Agreement, then such Applicable ABC Law and/or ABC Agreement shall govern.
3.    Corporate Action Following Adoption of the Plan. From and after the Adoption Date, the Manager shall complete the following corporate actions:
(a)    The Company shall collect, sell, exchange or otherwise dispose of all of its remaining property and assets in one or more transactions upon such terms and conditions as the Manager, in the Manager’s absolute discretion, deems expedient and in the best interests of the Company and the stockholders and creditors of the Company, without any further vote or action by the Company’s stockholders. It is understood that the Company will be permitted to commence the sale and disposition of its remaining assets as soon as possible following the adoption of this Plan by the Board and approval of this Plan by the stockholders of the Company in order to attain the highest value for such assets and maximize value for its stockholders and creditors. The Company’s remaining assets and properties may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Company will not be required to obtain appraisals or other third-party opinions as to the value of its properties and assets in connection with the liquidation. In connection with such collection, sale, exchange and other disposition, the Manager shall use reasonable efforts to collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.
(b)    The Company shall distribute to its stockholders, in accordance with the provisions in the Charter, this Plan, and the DGCL, available cash, if any, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the known liabilities and obligations of the Company (“Available Cash”), and provided further, that no distribution to the stockholders shall be made except in connection with the dissolution of the Company in accordance with Section 275 of the DGCL.

Subject to subsection (c) below, any such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Manager, in the Manager’s absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Manager, in the Manager’s absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy claims against and any unmatured or contingent liabilities and obligations of, the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company’s property and assets, of the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.
(c)    The Company shall file final federal and comparable state income tax reporting forms as required by applicable law, including Internal Revenue Service Form 966.
4.    Stock Matters, Redemption and Cancellations of Stock.
(a)    Distributions to the stockholders of the Company pursuant to this Plan, if any, shall be in complete redemption and cancellation of all of the outstanding capital stock of the Company. With respect to any capital stock of the Company represented by certificates, as a condition to receipt of any distribution to the Company’s stockholders the Manager, in the Manager’s absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the stock to the Company or its agents for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Manager of the loss, theft or destruction of its certificates evidencing the stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Manager.
(b)    The Company will finally close its stock transfer books and discontinue recording transfers of stock on the earliest to occur of (i) the close of business on the record date fixed by the Manager for the final liquidating distribution or (ii) such other date on which the Manager, in accordance with applicable law, determines and closes such stock transfer books, and thereafter certificates representing stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.
(c)    If any distribution to any stockholders cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the stock as required hereunder, or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.
5.    Liquidating Distributions; Nature; Amount; Timing.
(a)    Although the Board has not established a firm timetable for completion of the Company’s liquidation if the Plan is approved by the stockholders, the Company will, subject to exigencies inherent in winding up the Company’s business, complete the winding up and liquidation process as promptly as practicable. The Company plans to satisfy all of its liabilities and obligations, or make adequate provision for doing so, prior to making any distribution to its stockholders.
(b)    The uncertainty of the value of the Company’s assets and the ultimate amount of its liabilities and the expenses of liquidation make it impracticable to predict the aggregate net value that may ultimately be distributable to its stockholders. The Board is currently unable to predict the precise nature, amount or timing of any such distribution(s) pursuant to the Plan. The actual nature, amount and timing of, and record date for any such distribution(s) will be determined by the Manager, in the Manager’s sole discretion.

(c)    No assurance can be given that available cash and amounts received on the sale of assets will be adequate to provide for the Company’s obligations, liabilities, expenses and claims or to make any cash distributions to the stockholders. If such available cash and amounts received on the sale of assets are not adequate to provide for the Company’s obligations, liabilities, expenses and claims, distributions to the Company’s stockholders will be reduced or eliminated.
6.    Payment of Franchise Taxes. After the Adoption Date but prior to the filing of a certificate of dissolution, if applicable as determined by the Manager or as otherwise required by this Plan, the Manager shall determine and cause to be paid all franchise taxes due to or assessable by the State of Delaware including for the entire month during which the dissolution will become effective pursuant to Section 277 of the DGCL.
7.    Dissolution. Following the Adoption Date and the payment of applicable franchise taxes, if (i) the Manager determines, in the Manager’s absolute discretion, that there are not sufficient proceeds to satisfy the Company’s obligations, liabilities and expenses in full (including funding any Contingency Reserve), but that dissolution is nonetheless appropriate, or (ii) as a result of the liquidation and wind up of the Company, it is determined by the Manager, in the Manager’s absolute discretion, that there are sufficient proceeds to satisfy the Company’s obligations, liabilities, and expenses in full (including funding any Contingency Reserve) and to make a distribution to the stockholders, then the Manager is authorized and directed to file a Certificate of Dissolution pursuant to Section 275 of the DGCL, and to execute all other instruments and do all other things the Manager deems advisable to wind up the affairs of the Company, pursuant to the DGCL. Adoption of this Plan by the Requisite Consent shall constitute approval by the Company’s stockholders of any such filing of a Certificate of Dissolution as its act and as a part hereof as if set forth fully herein.
8.    Notice to Claimants; Claims Procedure. The Manager shall (i) give appropriate notice, as applicable, of any dissolution and the procedure and deadline for the presentment of claims against the Company pursuant to Section 280 of the DGCL and (ii) implement such claims procedure. The Manager shall pay or make provision for the Company’s known or determined liabilities, and distribute any remaining assets to the stockholders, pursuant to this Plan and Section 281 of the DGCL.
9.    Limited Continuation of Company. Following the filing of a certificate of dissolution, if applicable, the Company shall not engage in any further business activities except for the period set forth in and purposes allowed by Section 278 of the DGCL, including without limitation the purpose of implementing any claims procedure, prosecuting or defending suits and engaging in such activities as are necessary to enable the Company to gradually settle and close its business, liquidate, dispose of and convey its property, discharge its liabilities and distribute any remaining assets to its stockholders. The Board and the officers of the Company then in office shall continue in office solely for these purposes and shall cease to be members of the Board and/or officers of the Company upon the earlier of the completion of these activities, the date of their respective resignations, or the expiration of the continuation period set forth in Section 278 of the DGCL.
10.    Continuing Employees and Consultants. For the purpose of effecting the dissolution of the Company and winding up of the Company’s affairs, the Manager may hire or retain, in the Manager’s sole discretion, such employees, consultants and other advisors as the Manager deem necessary or advisable to accomplish such dissolution and winding up in accordance with this Plan and the DGCL, until all affairs of the Company are settled and closed.
11.    Expenses of Liquidation. The Manager shall provide, from the assets of the Company, funds for payment of the reasonable expenses of the dissolution and winding up of the Company’s affairs, including filing fees and other costs required in connection with implementation of this Plan, any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets, continuation of employees and/or consultants engaged in the dissolution and winding up process, accountants’ and attorneys’ fees and expenses, and other reasonable fees and expenses incurred in connection with the dissolution and winding up process.

12.    Provision for Continued Indemnification of Board and Officers. The Company may reserve sufficient assets and/or obtain and maintain such insurance as shall be necessary to provide for continued indemnification of the members of the Board, officers and agents of the Company, and other parties whom the Company has agreed to indemnify, to the full extent provided by the Charter, any existing indemnification agreements between the Company and any of such persons, and applicable law. The Manager, in the Manager’s absolute discretion, is authorized to obtain and maintain such policies as the Manager may determine.
13.    Liquidating Trust. If deemed necessary, appropriate or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the stockholders in accordance with the provisions hereof, as a final liquidating distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of its stockholders (the “Trustees”) under a liquidating trust (the “Trust”), any assets of the Company, including cash, intended for distribution to creditors and stockholders not disposed of at the time of dissolution of the Company, including the Contingency Reserve. The Board is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the Trustee or Trustees for the benefit of the stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the claims and obligations of the Company as provided herein, including, without limitation, any unsatisfied claims and unknown or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders for the purposes of this Plan. Any such conveyance to the Trustees shall be treated for U.S. federal and state income tax purposes as if the Company made such distribution to the stockholders and the assets conveyed shall be held in trust for the stockholders of the Company. The Company, subject to this Section 13 and as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate or desirable. In addition, the Board may take or approve any other action to effectuate the liquidation of the Company, including seeking the appointment o a trustee or receiver for such purpose under Section 279 of the DGCL. Adoption of the Plan of Dissolution by the requisite number of shares held by stockholders shall constitute the approval of the stockholders of any such appointment authorized by this section, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.
14.    Further Actions. The Manager is hereby authorized, without further action by the Company’s stockholders, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, assignments, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Manager, to implement this Plan and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up the Company’s affairs.